UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10071

Oppenheimer Discovery Mid Cap Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2017

Item 1. Reports to Stockholders.

Semiannual Report 4/30/2017

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Discovery Mid Cap Growth Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell Midcap Growth Index
6-Month	11.93%	5.49%	13.59%

1-Year	15.60	8.96	15.83

5-Year	10.71	9.41	12.28

10-Year	8.14	7.50	7.83

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 11.93% during the reporting period, underperforming the Russell Midcap Growth Index’s (the “Index”) return of 13.59%.

The Fund underperformed the Index due to weaker relative stock selection in the industrials, energy, and consumer staples sectors. The Fund outperformed the Index within the financials sector due to stock selection and an overweight position. Stock selection in the health care sector also outperformed for the Fund, as did an underweight position and stock selection in the real estate sector.

The Fund’s Class A shares (without sales charge) ranked in the 62nd (390 out of 629 funds), 14th (82 out of 576 funds), 49th (247 out of 501 funds), and 24th (90 out of 371 funds) Morningstar Mid-Cap Growth category percentiles for the 1-, 3-, 5- and 10-year periods ended April 30, 2017, respectively.

MARKET OVERVIEW

Bullish sentiment from Trump’s election victory in November 2016 continued into the New Year, resulting in U.S. equity markets realizing positive results this reporting period as investors anticipate an administration friendly to both the economy and markets. Specifically, investors anticipated less regulation, tax reform and other policies favorable to domestic economic growth. Consumer and business confidence jumped, corporate earnings were strengthening, other macro factors (employment, capital expenditures) were favorable at period end while inflationary pressures (wage growth, commodity prices, interest rates) seemed contained.

Domestic equities performed favorably across all capitalization segments, but starting in the first quarter of 2017 there was a distinctive performance reversal from 2016. After small caps claimed dominance throughout 2016, large cap stocks performed best in the first quarter, followed by mid cap stocks. The performance reversal also held true stylistically. Value indices led in 2016. However, over the first four months of 2017, growth indices across all capitalization ranges outperformed their value counterparts.

FUND REVIEW

During the reporting period, top contributors to performance included NVIDIA Corp., IDEXX Laboratories, Inc. and SVB Financial Group.

3        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NVIDIA is a semiconductor company that develops graphics chips for use in PCs, mobile devices, servers, automobiles and supercomputers. The company grew revenue 38% in its fiscal year ending in January 2017, well above expectations due to strong demand across its various end markets. Earnings Per Share (“EPS”) more than doubled over the same time frame. These solid results drove the stock from a price of $30 per share in Q1 2016 to almost $120 per share in Q1 2017. We sold our position near the end of the period as the market cap grew past $50 billion.

IDEXX Laboratories develops diagnostic products for the animal health industry in the U.S. and Europe. The company reported very strong financial results during the period, including high double-digit EPS growth, and raised 2017 financial guidance above expectations. IDEXX is benefitting from a new instrument product cycle and the broader tailwind of increasing consumer spending on pets. This remains one of the largest holdings in the fund.

SVB Financial Group is a $43 billion-in-assets bank headquartered in Silicon Valley, specializing in technology and venture-capital banking. Financials generally rallied after the company reported solid Q4 2016 financial results including above-average loan growth. SVB has the potential to benefit from higher interest rates more than most other banks, which also helped stock performance.

Detractors from performance during the reporting period included PVH Corp., Tyson Foods, Inc. and Constellation Brands, Inc.

PVH is an apparel company and owner of brands such as Tommy Hilfiger and Calvin Klein. The stock fell in December following news of a Republican import tax plan that would greatly impact clothing retailers (97% of clothing sold in the U.S. is shipped in from overseas). As a result, we exited our position.

Tyson Foods, a producer of meat and packaged foods, missed earnings expectations largely due to softer-than-expected chicken revenues, and volume declines across their product line. The firm’s CEO also announced that he’d be stepping down at year-end. We exited our position.

Constellation Brands is a leader in U.S. beer and wine distribution. The company has significant ties to Mexico, as the U.S. distributor for the Corona and Modelo beer brands, and the possibility of the border tax weighed on investor confidence. We continue to hold the company at period end as we believe the impact to Constellation’s business from any new policies is likely to be minimal and it remains a strong secular grower in the consumer staples space.

STRATEGY & OUTLOOK

Our long-term investment process remains the same. We seek dynamic companies with above-average and sustainable revenue and earnings growth that we believe are

4        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

positioned to outperform. These include leading companies that have committed management teams with proven records of performance in structurally attractive industries.

Looking forward, we expect the extended economic expansion to persist and corporate earnings to be robust. Earnings growth in the first quarter of 2017 was strong while business and consumer confidence has strengthened. We are cautiously optimistic about the prospects for small- and mid-cap growth stocks. Valuations are high in an absolute sense but very reasonable versus larger companies and value stocks. In addition, we believe that small and midcaps offer an ongoing solid opportunity to generate outperformance through effective stock selection. Finally, we believe our holdings growth trajectory remains strong relative to the broader economic environment.

At the end of the period, the Fund was overweight the industrials, health care and financial services sectors. The Fund was underweight the consumer discretionary and consumer staples sectors.

Ronald J. Zibelli, Jr., CFA Portfolio Manager

Justin Livengood, CFA Portfolio Manager

5        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Vail Resorts, Inc.	2.2%

PTC, Inc.	2.0

Pool Corp.	1.8

Microchip Technology, Inc.	1.8

Restaurant Brands International, Inc.	1.8

Domino’s Pizza, Inc.	1.8

Autodesk, Inc.	1.7

Waste Connections, Inc.	1.7

First Republic Bank	1.6

KLA-Tencor Corp.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES
Software	9.1%

Hotels, Restaurants & Leisure	8.9

Health Care Equipment & Supplies	7.6

Semiconductors & Semiconductor Equipment	7.1

Specialty Retail	3.6

Commercial Banks	3.6

Machinery	3.5

Capital Markets	3.2

Life Sciences Tools & Services	3.2

Chemicals	3.0

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on the total market value of common stocks.

6        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OEGAX)	11/1/00	11.93%	15.60%	10.71%	8.14%
Class B (OEGBX)	11/1/00	11.55	14.68	9.83	7.63
Class C (OEGCX)	11/1/00	11.53	14.72	9.86	7.32
Class I (OEGIX)	2/28/13	12.15	16.09	12.56*	N/A
Class R (OEGNX)	3/1/01	11.80	15.33	10.41	7.86
Class Y (OEGYX)	11/1/00	12.09	15.87	11.04	8.62
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/17
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OEGAX)	11/1/00	5.49%	8.96%	9.41%	7.50%
Class B (OEGBX)	11/1/00	6.55	9.68	9.56	7.63
Class C (OEGCX)	11/1/00	10.53	13.72	9.86	7.32
Class I (OEGIX)	2/28/13	12.15	16.09	12.56*	N/A
Class R (OEGNX)	3/1/01	11.80	15.33	10.41	7.86
Class Y (OEGYX)	11/1/00	12.09	15.87	11.04	8.62

* Show performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of

7        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Morningstar ranking is for Class A shares and ranking may include more than one share class of funds in the category, including other share classes of this Fund. Ranking is based on total return as of 4/30/17, without considering sales charges. Different share classes may have different expenses and performance characteristics. Fund rankings are subject to change monthly. The Fund’s total-return percentile rank is relative to all funds that are in the Mid-Cap Growth Funds category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Actual	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During 6 Months Ended April 30, 2017

Class A	$1,000.00	$1,119.30	$6.64

Class B	1,000.00	1,115.50	10.75

Class C	1,000.00	1,115.30	10.64

Class I	1,000.00	1,121.50	4.43

Class R	1,000.00	1,118.00	8.01

Class Y	1,000.00	1,120.90	5.38

Hypothetical (5% return before expenses)

Class A	1,000.00	1,018.55	6.33

Class B	1,000.00	1,014.68	10.24

Class C	1,000.00	1,014.78	10.14

Class I	1,000.00	1,020.63	4.22

Class R	1,000.00	1,017.26	7.63

Class Y	1,000.00	1,019.74	5.12

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2017 are as follows:

Class	Expense Ratios

Class A	1.26%

Class B	2.04

Class C	2.02

Class I	0.84

Class R	1.52

Class Y	1.02

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF INVESTMENTS April 30, 2017 Unaudited

	Shares	Value

Common Stocks—97.4%

Consumer Discretionary—18.2%

Auto Components—0.5%
Lear Corp.	32,360	$4,616,478

Distributors—1.8%
Pool Corp.	133,600	15,981,232

Hotels, Restaurants & Leisure—8.9%
Domino’s Pizza, Inc.	84,910	15,401,825

Hilton Worldwide Holdings, Inc.	201,676	11,892,834

MGM Resorts International	278,130	8,541,372

Restaurant Brands International, Inc.	277,180	15,569,201

Royal Caribbean Cruises Ltd.	69,990	7,460,934

Vail Resorts, Inc.	95,500	18,876,530

		77,742,696

Household Durables—1.2%
Mohawk Industries, Inc.[1]	43,650	10,248,583

Internet & Catalog Retail—0.9%
Expedia, Inc.	56,770	7,591,284

Media—1.3%
CBS Corp., Cl. B	167,510	11,149,466

Specialty Retail—3.6%
Burlington Stores, Inc.[1]	72,420	7,163,786

Foot Locker, Inc.	52,170	4,034,828

Ross Stores, Inc.	104,400	6,786,000

Ulta Beauty, Inc.[1]	48,600	13,677,984

		31,662,598

Consumer Staples—3.3%

Beverages—0.5%
Constellation Brands, Inc., Cl. A	27,460	4,737,948

Food & Staples Retailing—0.7%
Sysco Corp.	111,270	5,882,845

Food Products—1.3%
Lamb Weston Holdings, Inc.	152,030	6,347,252

Pinnacle Foods, Inc.	90,770	5,278,276

		11,625,528

Household Products—0.8%
Spectrum Brands Holdings, Inc.	47,390	6,811,365

	Shares	Value

Energy—1.6%

Energy Equipment & Services—0.5%
RPC, Inc.	246,600	$4,480,722

Oil, Gas & Consumable Fuels—1.1%
Diamondback Energy, Inc.[1]	93,158	9,300,895

Financials—11.4%

Capital Markets—3.2%
CBOE Holdings, Inc.	85,740	7,065,834

MarketAxess Holdings, Inc.	60,020	11,555,050

Raymond James Financial, Inc.	132,400	9,866,448

		28,487,332

Commercial Banks—3.6%
First Republic Bank	153,420	14,185,213

SVB Financial Group[1]	59,910	10,540,565

Western Alliance Bancorp[1]	141,690	6,786,951

		31,512,729

Consumer Finance—0.7%
SLM Corp.[1]	465,500	5,837,370

Insurance—1.5%
Arthur J. Gallagher & Co.	116,120	6,480,657

Athene Holding Ltd., Cl. A1	60,870	3,244,980

Progressive Corp. (The)	83,060	3,299,143

		13,024,780

Real Estate Investment Trusts (REITs)—2.4%
Equinix, Inc.	28,036	11,710,637

SBA Communications Corp., Cl. A1	72,330	9,149,022

		20,859,659

Health Care—17.1%

Biotechnology—2.3%
BioMarin Pharmaceutical, Inc.[1]	82,160	7,874,214

Incyte Corp.[1]	101,050	12,558,494

		20,432,708

Health Care Equipment & Supplies—7.6%
ABIOMED, Inc.[1]	17,380	2,264,961

11        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care Equipment & Supplies (Continued)

Align Technology, Inc.[1]	59,150	$7,962,773

Cooper Cos., Inc. (The)	33,990	6,809,217

CR Bard, Inc.	17,990	5,531,565

DexCom, Inc.[1]	59,250	4,619,130

Hologic, Inc.[1]	184,960	8,350,944

IDEXX Laboratories, Inc.[1]	80,090	13,433,496

Intuitive Surgical, Inc.[1]	12,950	10,824,516

West Pharmaceutical Services, Inc.	69,020	6,351,911

		66,148,513

Health Care Providers & Services—1.1%
WellCare Health Plans, Inc.[1]	63,190	9,693,978

Health Care Technology—1.5%
Veeva Systems, Inc., Cl. A1	250,810	13,448,432

Life Sciences Tools & Services—3.2%
Agilent Technologies, Inc.	181,180	9,973,959

Bio-Rad Laboratories, Inc., Cl. A1	22,010	4,803,903

Mettler-Toledo International, Inc.[1]	24,740	12,702,011

		27,479,873

Pharmaceuticals—1.4%
Jazz Pharmaceuticals plc[1]	27,780	4,424,799

Zoetis, Inc., Cl. A	142,720	8,008,019

		12,432,818

Industrials—18.1%

Aerospace & Defense—1.0%
L3 Technologies, Inc.	51,030	8,765,423

Air Freight & Couriers—1.0%
XPO Logistics, Inc.[1]	182,410	9,009,230

Airlines—0.7%
Alaska Air Group, Inc.	77,420	6,587,668

Building Products—2.6%
A.O. Smith Corp.	203,820	10,981,822

	Shares	Value

Building Products (Continued)

Lennox International, Inc.	56,290	$9,309,803

Owens Corning	34,690	2,110,886

		22,402,511

Commercial Services & Supplies—2.8%
Copart, Inc.[1]	301,160	9,305,844

Waste Connections, Inc.	161,610	14,871,352

		24,177,196

Construction & Engineering—1.2%
Quanta Services, Inc.[1]	306,660	10,868,030

Electrical Equipment—1.5%
Rockwell Automation, Inc.	85,330	13,426,675

Machinery—3.5%
Middleby Corp. (The)[1]	31,530	4,292,179

Nordson Corp.	99,040	12,399,808

Oshkosh Corp.	125,390	8,700,812

Xylem, Inc.	94,970	4,882,408

		30,275,207

Professional Services—1.3%
TransUnion[1]	275,390	11,023,862

Road & Rail—0.7%
Norfolk Southern Corp.	53,310	6,263,392

Trading Companies & Distributors—1.8%
HD Supply Holdings, Inc.[1]	168,200	6,778,460

MSC Industrial Direct Co., Inc., Cl. A	24,210	2,167,521

United Rentals, Inc.[1]	58,660	6,432,656

		15,378,637

Information Technology—21.9%

Electronic Equipment, Instruments, & Components—1.6%
CDW Corp.	124,040	7,329,523

Trimble, Inc.[1]	200,590	7,106,904

		14,436,427

Internet Software & Services—1.3%
MercadoLibre, Inc.	48,010	10,989,969

12        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

	Shares	Value

IT Services—2.8%
Booz Allen Hamilton Holding Corp., Cl. A	138,360	$4,971,275

Fiserv, Inc.[1]	80,290	9,565,750

Vantiv, Inc., Cl. A1	159,720	9,909,029

		24,446,054

Semiconductors & Semiconductor Equipment—7.1%
Analog Devices, Inc.	110,850	8,446,770

KLA-Tencor Corp.	143,480	14,092,606

Lam Research Corp.	52,280	7,572,758

Marvell Technology Group Ltd.	420,890	6,321,768

Microchip Technology, Inc.	210,780	15,930,752

Skyworks Solutions, Inc.	98,150	9,789,481

		62,154,135

Software—9.1%
Autodesk, Inc.[1]	168,330	15,161,483

Electronic Arts, Inc.[1]	126,570	12,001,368

PTC, Inc.[1]	328,380	17,748,939

Red Hat, Inc.[1]	74,380	6,551,391

ServiceNow, Inc.[1]	78,845	7,449,276

Snap, Inc., Cl. A1	127,260	2,869,713

Splunk, Inc.[1]	129,340	8,317,855

Ultimate Software Group, Inc. (The)[1]	48,720	9,874,082

		79,974,107

Materials—5.8%

Chemicals—3.0%
Albemarle Corp.	116,010	12,634,649

Celanese Corp., Cl. A	94,960	8,265,319

	Shares	Value

Chemicals (Continued)

FMC Corp.	78,240	$5,729,515

		26,629,483

Construction Materials—0.5%
Eagle Materials, Inc.	45,610	4,377,192

Containers & Packaging—1.5%
Berry Global Group, Inc.[1]	112,260	5,613,000

Packaging Corp. of America	75,600	7,467,768

		13,080,768

Metals & Mining—0.8%
Steel Dynamics, Inc.	122,370	4,422,452

Teck Resources Ltd., Cl. B	106,660	2,212,128

		6,634,580

Total Common Stocks (Cost $702,928,566)		852,090,378

Investment Company—2.0%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.71%[2,3] (Cost $17,420,205)	17,420,205	17,420,205

Total Investments, at Value (Cost $720,348,771)	99.4%	869,510,583

Net Other Assets (Liabilities)	0.6	4,849,686

Net Assets	100.0%	$874,360,269

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares
	October 31,	Gross	Gross	Shares
	2016	Additions	Reductions	April 30, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	22,410,997	249,077,929	254,068,721	17,420,205

13        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. E	$17,420,205	$50,254

See accompanying Notes to Financial Statements.

14        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $702,928,566)	$852,090,378
Affiliated companies (cost $17,420,205)	17,420,205

869,510,583

Cash	99,992

Receivables and other assets:
Investments sold	15,475,604
Shares of beneficial interest sold	871,132
Dividends	194,755
Other	37,460

Total assets	886,189,526

Liabilities
Payables and other liabilities:
Investments purchased	10,594,762
Shares of beneficial interest redeemed	1,056,755
Distribution and service plan fees	132,670
Trustees’ compensation	25,175
Shareholder communications	1,762
Other	18,133

Total liabilities	11,829,257

Net Assets	$874,360,269

Composition of Net Assets
Par value of shares of beneficial interest	$46,717

Additional paid-in capital	672,175,751

Accumulated net investment loss	(5,836,021)

Accumulated net realized gain on investments	58,812,010

Net unrealized appreciation on investments	149,161,812

Net Assets	$874,360,269

15        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $485,198,923 and 25,751,277 shares of beneficial interest outstanding)	$18.84

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$19.99

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,283,070 and 397,423 shares of beneficial interest outstanding)	$15.81

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $125,461,588 and 7,876,995 shares of beneficial interest outstanding)	$15.93

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $38,061,223 and 1,810,332 shares of beneficial interest outstanding)	$21.02

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $42,415,947 and 2,386,012 shares of beneficial interest outstanding)	$17.78

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $176,939,518 and 8,494,637 shares of beneficial interest outstanding)	$20.83

See accompanying Notes to Financial Statements.

16        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2017 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $21,139)	$3,037,823
Affiliated companies	50,254

Interest	997

Total investment income	3,089,074

Expenses
Management fees	3,275,434

Distribution and service plan fees:
Class A	549,817
Class B	37,728
Class C	592,668
Class R	96,331

Transfer and shareholder servicing agent fees:
Class A	498,737
Class B	8,313
Class C	130,632
Class I	5,337
Class R	42,521
Class Y	183,576

Shareholder communications:
Class A	10,229
Class B	633
Class C	2,733
Class I	182
Class R	622
Class Y	3,485

Borrowing fees	7,401

Trustees’ compensation	6,609

Custodian fees and expenses	2,214

Other	32,212

Total expenses	5,487,414
Less waivers and reimbursements of expenses	(51,543)

Net expenses	5,435,871

Net Investment Loss	(2,346,797)

Realized and Unrealized Gain
Net realized gain on investment transactions in unaffiliated companies	60,841,973

Net change in unrealized appreciation/depreciation on investment transactions	34,499,388

Net Increase in Net Assets Resulting from Operations	$92,994,564

See accompanying Notes to Financial Statements.

17        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations
Net investment loss	$(2,346,797)	$(4,685,314)

Net realized gain	60,841,973	9,854,051

Net change in unrealized appreciation/depreciation	34,499,388	(6,538,468)

Net increase (decrease) in net assets resulting from operations	92,994,564	(1,369,731)

Dividends and/or Distributions to Shareholders

Distributions from net realized gain:
Class A	(3,882,363)	(17,326,183)
Class B	(86,775)	(608,242)
Class C	(1,207,169)	(5,663,546)
Class I	(268,418)	(697,320)
Class R	(344,705)	(1,431,012)
Class Y	(1,303,207)	(4,583,395)

	(7,092,637)	(30,309,698)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	2,465,985	40,870,781
Class B	(3,775,196)	(3,227,605)
Class C	(1,551,722)	7,421,116
Class I	1,056,532	14,391,791
Class R	1,928,666	2,250,525
Class Y	579,224	46,044,784

	703,489	107,751,392

Net Assets
Total increase	86,605,416	76,071,963

Beginning of period	787,754,853	711,682,890

End of period (including accumulated net investment loss of $5,836,021 and $3,489,224, respectively)	$874,360,269	$787,754,853

See accompanying Notes to Financial Statements.

18        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$16.98	$17.74	$17.96	$17.65	$13.36	$12.13

Income (loss) from investment operations:
Net investment loss[2]	(0.05)	(0.09)	(0.14)	(0.17)	(0.10)	(0.11)[3]
Net realized and unrealized gain	2.06	0.05	1.69	1.26	4.39	1.34

Total from investment operations	2.01	(0.04)	1.55	1.09	4.29	1.23

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.15)	(0.72)	(1.77)	(0.78)	0.00	0.00

Net asset value, end of period	$18.84	$16.98	$17.74	$17.96	$17.65	$13.36

Total Return, at Net Asset Value[4]	11.93%	(0.19)%	9.56%	6.56%	32.11%	10.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$485,199	$435,153	$412,169	$293,373	$279,705	$213,421

Average net assets (in thousands)	$457,627	$439,282	$340,390	$297,183	$239,530	$174,851

Ratios to average net assets:[5]
Net investment loss	(0.51)%	(0.52)%	(0.77)%	(0.97)%	(0.68)%	(0.87)%[3]
Expenses excluding specific expenses listed below	1.27%	1.31%	1.32%	1.39%	1.47%	1.51%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.27%	1.31%	1.32%	1.39%	1.47%	1.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.26%	1.30%	1.32%[8]	1.39%[8]	1.47%[8]	1.48%

Portfolio turnover rate	86%	128%	91%	116%	89%	76%

19        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.27%
Year Ended October 31, 2016	1.31%
Year Ended October 30, 2015	1.32%
Year Ended October 31, 2014	1.39%
Year Ended October 31, 2013	1.47%
Year Ended October 31, 2012	1.51%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

20        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Class B	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$14.32	$15.19	$15.74	$15.70	$11.99	$10.97

Income (loss) from investment operations:
Net investment loss[2]	(0.09)	(0.19)	(0.23)	(0.28)	(0.20)	(0.20)[3]
Net realized and unrealized gain	1.73	0.04	1.45	1.10	3.91	1.22

Total from investment operations	1.64	(0.15)	1.22	0.82	3.71	1.02

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.15)	(0.72)	(1.77)	(0.78)	0.00	0.00

Net asset value, end of period	$15.81	$14.32	$15.19	$15.74	$15.70	$11.99

Total Return, at Net Asset Value[4]	11.55%	(0.99)%	8.74%	5.62%	30.94%	9.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,283	$9,322	$13,272	$14,021	$18,329	$18,520

Average net assets (in thousands)	$7,596	$11,242	$13,389	$16,260	$17,710	$17,369

Ratios to average net assets:[5]
Net investment loss	(1.26)%	(1.30)%	(1.52)%	(1.84)%	(1.50)%	(1.72)%[3]
Expenses excluding specific expenses listed below	2.05%	2.07%	2.08%	2.28%	2.51%	2.54%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	2.05%	2.07%	2.08%	2.28%	2.51%	2.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.04%	2.07%[8]	2.08%[8]	2.27%	2.31%	2.32%

Portfolio turnover rate	86%	128%	91%	116%	89%	76%

21        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	2.05%
Year Ended October 31, 2016	2.07%
Year Ended October 30, 2015	2.08%
Year Ended October 31, 2014	2.28%
Year Ended October 31, 2013	2.51%
Year Ended October 31, 2012	2.54%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Class C	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$14.43	$15.30	$15.83	$15.78	$12.04	$11.02

Income (loss) from investment operations:
Net investment loss[2]	(0.09)	(0.18)	(0.23)	(0.27)	(0.20)	(0.20)[3]
Net realized and unrealized gain	1.74	0.03	1.47	1.10	3.94	1.22

Total from investment operations	1.65	(0.15)	1.24	0.83	3.74	1.02

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.15)	(0.72)	(1.77)	(0.78)	0.00	0.00

Net asset value, end of period	$15.93	$14.43	$15.30	$15.83	$15.78	$12.04

Total Return, at Net Asset Value[4]	11.53%	(0.98)%	8.82%	5.66%	31.06%	9.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$125,462	$115,201	$114,735	$81,856	$76,999	$52,465

Average net assets (in thousands)	$119,842	$119,779	$94,159	$82,724	$61,583	$47,571

Ratios to average net assets:[5]
Net investment loss	(1.26)%	(1.28)%	(1.52)%	(1.74)%	(1.48)%	(1.70)%[3]
Expenses excluding specific expenses listed below	2.03%	2.06%	2.08%	2.17%	2.25%	2.31%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	2.03%	2.06%	2.08%	2.17%	2.25%	2.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.02%	2.06%[8]	2.08%[8]	2.17%[8]	2.25%[8]	2.29%

Portfolio turnover rate	86%	128%	91%	116%	89%	76%

23        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	2.03%
Year Ended October 31, 2016	2.06%
Year Ended October 30, 2015	2.08%
Year Ended October 31, 2014	2.17%
Year Ended October 31, 2013	2.25%
Year Ended October 31, 2012	2.31%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

24        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Class I	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Period Ended October 31, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$18.89	$19.57	$19.55	$19.06	$15.41

Income (loss) from investment operations:
Net investment loss[3]	(0.01)	(0.01)	(0.06)	(0.09)	(0.03)
Net realized and unrealized gain	2.29	0.05	1.85	1.36	3.68

Total from investment operations	2.28	0.04	1.79	1.27	3.65

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.15)	(0.72)	(1.77)	(0.78)	0.00

Net asset value, end of period	$21.02	$18.89	$19.57	$19.55	$19.06

Total Return, at Net Asset Value[4]	12.15%	0.25%	10.06%	7.04%	23.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,061	$33,128	$18,690	$12,646	$13,435

Average net assets (in thousands)	$35,918	$27,189	$15,598	$13,617	$9,864

Ratios to average net assets:[5]
Net investment loss	(0.09)%	(0.07)%	(0.33)%	(0.48)%	(0.24)%
Expenses excluding specific expenses listed below	0.84%	0.87%	0.89%	0.91%	0.92%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	0.84%	0.87%	0.89%	0.91%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%[8]	0.87%[8]	0.89%[8]	0.91%[8]	0.92%[8]

Portfolio turnover rate	86%	128%	91%	116%	89%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from February 28, 2013 (inception of offering) to October 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	0.84%
Year Ended October 31, 2016	0.87%
Year Ended October 30, 2015	0.89%
Year Ended October 31, 2014	0.91%
Period Ended October 31, 2013	0.92%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

25        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$16.05	$16.85	$17.18	$16.97	$12.88	$11.73

Income (loss) from investment operations:
Net investment loss[2]	(0.06)	(0.12)	(0.17)	(0.21)	(0.14)	(0.15)[3]
Net realized and unrealized gain	1.94	0.04	1.61	1.20	4.23	1.30

Total from investment operations	1.88	(0.08)	1.44	0.99	4.09	1.15

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.15)	(0.72)	(1.77)	(0.78)	0.00	0.00

Net asset value, end of period	$17.78	$16.05	$16.85	$17.18	$16.97	$12.88

Total Return, at Net Asset Value[4]	11.80%	(0.45)%	9.34%	6.23%	31.76%	9.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,416	$36,480	$35,665	$27,241	$27,318	$17,456

Average net assets (in thousands)	$39,036	$35,385	$30,350	$28,141	$21,570	$16,529

Ratios to average net assets:[5]
Net investment loss	(0.77)%	(0.77)%	(1.02)%	(1.23)%	(0.99)%	(1.19)%[3]
Expenses excluding specific expenses listed below	1.53%	1.56%	1.58%	1.66%	1.77%	1.82%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.53%	1.56%	1.58%	1.66%	1.77%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.52%	1.56%[8]	1.58%[8]	1.66%[8]	1.76%	1.78%

Portfolio turnover rate	86%	128%	91%	116%	89%	76%

26        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.53%
Year Ended October 31, 2016	1.56%
Year Ended October 30, 2015	1.58%
Year Ended October 31, 2014	1.66%
Year Ended October 31, 2013	1.77%
Year Ended October 31, 2012	1.82%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

27        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$18.73	$19.45	$19.48	$19.03	$14.35	$12.97

Income (loss) from investment operations:
Net investment loss[2]	(0.03)	(0.05)	(0.10)	(0.13)	(0.03)	(0.05)[3]
Net realized and unrealized gain	2.28	0.05	1.84	1.36	4.71	1.43

Total from investment operations	2.25	0.00	1.74	1.23	4.68	1.38

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.15)	(0.72)	(1.77)	(0.78)	0.00	0.00

Net asset value, end of period	$20.83	$18.73	$19.45	$19.48	$19.03	$14.35

Total Return, at Net Asset Value[4]	12.09%	0.04%	9.82%	6.84%	32.61%	10.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$176,939	$158,471	$117,152	$40,829	$19,340	$34,157

Average net assets (in thousands)	$168,449	$149,608	$53,645	$42,835	$24,569	$24,900

Ratios to average net assets:[5]
Net investment loss	(0.27)%	(0.27)%	(0.52)%	(0.70)%	(0.21)%	(0.39)%[3]
Expenses excluding specific expenses listed below	1.03%	1.06%	1.08%	1.12%	1.05%	1.02%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.03%	1.06%	1.08%	1.12%	1.05%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.06%[8]	1.08%[8]	1.12%[8]	1.05%[8]	1.02%[8]

Portfolio turnover rate	86%	128%	91%	116%	89%	76%

28        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.03%
Year Ended October 31, 2016	1.06%
Year Ended October 30, 2015	1.08%
Year Ended October 31, 2014	1.12%
Year Ended October 31, 2013	1.05%
Year Ended October 31, 2012	1.02%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

29        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2017 Unaudited

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

30        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure

31        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended October 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that there would be no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$722,049,933

Gross unrealized appreciation	$151,490,649
Gross unrealized depreciation	(4,029,999)

Net unrealized appreciation	$147,460,650

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

32        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

2. Significant Accounting Policies (Continued)

financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities

33        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

34        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value and are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$158,992,337	$—	$—	$158,992,337
Consumer Staples	29,057,686	—	—	29,057,686
Energy	13,781,617	—	—	13,781,617
Financials	99,721,870	—	—	99,721,870
Health Care	149,636,322	—	—	149,636,322
Industrials	158,177,831	—	—	158,177,831
Information Technology	192,000,692	—	—	192,000,692
Materials	50,722,023	—	—	50,722,023
Investment Company	17,420,205	—	—	17,420,205

Total Assets	$869,510,583	$—	$—	$869,510,583

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the

35    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”) which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

36        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

5. Market Risk Factors (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	3,399,967	$60,719,394	9,877,053	$165,161,392
Dividends and/or distributions reinvested	218,924	3,796,143	999,860	16,857,634
Redeemed	(3,498,140)	(62,049,552)	(8,479,499)	(141,148,245)

Net increase	120,751	$2,465,985	2,397,414	$40,870,781

Class B
Sold	39,551	$588,144	114,099	$1,605,158
Dividends and/or distributions reinvested	5,832	85,150	41,592	596,006
Redeemed	(298,784)	(4,448,490)	(378,529)	(5,428,769)

Net decrease	(253,401)	$(3,775,196)	(222,838)	$(3,227,605)

Class C
Sold	1,014,832	$15,359,865	2,943,290	$42,203,676
Dividends and/or distributions reinvested	79,354	1,167,292	380,181	5,486,016
Redeemed	(1,201,628)	(18,078,879)	(2,840,316)	(40,268,576)

Net increase (decrease)	(107,442)	$(1,551,722)	483,155	$7,421,116

Class I
Sold	377,166	$7,498,092	1,123,408	$20,505,873
Dividends and/or distributions reinvested	13,888	268,319	37,285	696,852
Redeemed	(334,626)	(6,709,879)	(361,739)	(6,810,934)

Net increase	56,428	$1,056,532	798,954	$14,391,791

37        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R
Sold	396,114	$6,693,536	880,655	$13,900,300
Dividends and/or distributions reinvested	20,378	333,793	85,114	1,360,104
Redeemed	(303,804)	(5,098,663)	(809,305)	(13,009,879)

Net increase	112,688	$1,928,666	156,464	$2,250,525

Class Y
Sold	2,068,444	$40,582,590	7,978,463	$146,854,844
Dividends and/or distributions reinvested	63,315	1,212,491	229,403	4,257,715
Redeemed	(2,097,472)	(41,215,857)	(5,770,556)	(105,067,775)

Net increase	34,287	$579,224	2,437,310	$46,044,784

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$695,593,249	$698,386,338

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through April 2, 2017
Up to $200 million	0.90%
Next $200 million	0.85
Next $200 million	0.80
Over $600 million	0.75

Fee Schedule Effective April 3, 2017
Up to $500 million	0.68%
Next $500 million	0.65
Next $4 billion	0.62
Over $5 billion	0.60

The Fund’s effective management fee for the reporting period was 0.80% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these

38        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

8. Fees and Other Transactions with Affiliates (Continued)

services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	823
Accumulated Liability as of April 30, 2017	5,945

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts

39        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2017	$157,071	$2,509	$3,565	$4,338	$—

Waivers and Reimbursements of Expenses. Effective April 3, 2017, the Manager has contractually agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries pooled investment vehicles and interest and fees from borrowings; will not exceed 1.15% for Class A shares, 0.71% for Class I shares and 0.90% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

40        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

8. Fees and Other Transactions with Affiliates (Continued)

Class A	$630
Class I	270
Class Y	625

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$22,921
Class B	348
Class C	5,980
Class R	1,968
Class Y	8,413

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $10,388 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

41        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement (“Advisory Agreement”) with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) and OFI Global has entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with OFI whereby OFI provides investment sub-advisory services to the Fund. At a meeting held on March 1, 2017 (the “Meeting”), the Board of Trustees (the “Board”), including a majority of the independent Trustees, approved an amendment to the Fund’s Advisory Agreement to decrease the management fee paid by the Fund to the Adviser. The decrease in the management fee was the only proposed change to the Advisory Agreement. The Sub-Adviser is paid by the Adviser for providing sub-advisory services to the Fund pursuant to the Sub-Advisory Agreement. There were no proposed changes to the Sub-Advisory Agreement.

The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser provide, such information as may be reasonably necessary to evaluate the terms of the amendment to the Advisory Agreement. The Board employs an independent consultant to prepare an annual report that provides information, including comparative information, in connection with the annual renewal of the Advisory Agreement. In addition to in-person meetings focused on the annual evaluation of the Advisory Agreement, the Board receives information throughout the year regarding Fund services, fees, expenses and performance. Much of this information was relevant to the Board’s considerations and was considered in conjunction with additional information provided at the Meeting.

The Adviser, as well as the Sub-Adviser, had previously provided information to the Board in connection with the annual renewal of the Advisory Agreement and the Adviser provided additional information at the Meeting on, among other things, the following factors: (i) the nature, quality and extent of the Adviser’s services, (ii) the comparative investment performance of the Fund and the Adviser, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Adviser and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Adviser from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Adviser.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Adviser’s key personnel who provide such services. OFI Global is responsible for, among other things, oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management and oversight of the Sub-Adviser and its investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling

42        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Adviser’s resources that are available to the Fund. The Board evaluated the Adviser’s advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Adviser’s key personnel and the size and functions of its staff. The Board members also considered the totality of their experiences with the Adviser as trustees and directors of the Fund and other funds advised by the Adviser. The Board considered information regarding the quality of services provided by affiliates of the Adviser, which the Board members have become knowledgeable about through their experiences with the Adviser and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Adviser’s experience, reputation, personnel, operations and resources that the Fund will continue to benefit from the services provided under the Advisory Agreement.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund and the Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant in connection with the annual renewal of the Advisory Agreement, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the mid-cap growth category as of December 31, 2015. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its category median.

Fees and Expenses of the Fund. The Adviser proposed a reduction in advisory fees in order to highlight the investment attractiveness of the Fund to investors. The Board reviewed the current and proposed fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the proposed fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The Adviser provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load mid-cap growth funds with comparable asset levels and distribution features as of December 31, 2016. The Board noted that the Fund’s proposed management fee and total expenses were under the reduced fee schedule and are expected to continue to be below the peer group average and median.

Economies of Scale and Profits Realized by the Adviser. The Board considered information regarding the Adviser’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Adviser’s profitability from its relationship with the Fund. The Board also considered that the Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Adviser may realize economies of scale in managing

43        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Adviser. In addition to considering the profits realized by the Adviser, the Board considered information that was provided regarding the direct and indirect benefits the Adviser receives as a result of its relationship with the Fund, including compensation paid to the Adviser’s affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to approve an amendment to the Fund’s Advisory Agreement to decrease the management fee. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Advisory Agreement, including the current and proposed management fees, in light of all the surrounding circumstances.

44        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

45        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Discovery Mid Cap Growth	12/6/16	0.0%	100.0%	0.0%

46        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Trustee and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Ronald J. Zibelli Jr., Vice President
Justin Livengood, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

47        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

48        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0721.001.0417 June 23, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Discovery Mid Cap Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/16/2017